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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 26, 2003
                Date of Report (Date of earliest event reported)

                        PHARMAKINETICS LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

             Maryland                      0-11580               52-1067519
   (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)                File Number)        Identification No.)

                             302 West Fayette Street
                            Baltimore, Maryland 21201
              (Address of principal executive offices and zip code)

                                 (410) 385-4500
                         (Registrant's telephone number,
                              including area code)

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ITEM 5.  OTHER EVENTS

     On May 28, 2003, PharmaKinetics Laboratories, Inc. (the "Registrant") and Bioanalytical Systems, Inc. ("BASi") issued a press release announcing the purchase by BASi of 4,992,300 shares of common stock of the Registrant through the conversion of certain indebtedness owed to BASi by the Registrant. The conversion occurred effective as of May 26, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

         Exhibit No.                        Description
         -----------                        -----------

         99.1                 Press Release dated May 28, 2003 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHARMAKINETICS LABORATORIES, INC.

Date:  May 28, 2003           By: /s/ James M. Wilkinson, II, Ph. D.
                                 -----------------------------------------
                                  James M. Wilkinson, II, Ph.D.
                                  Chief Executive Officer and President

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                                INDEX TO EXHIBITS

Exhibits
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         Exhibit No.                                 Description
         -----------                                 -----------

         99.1                 Press Release dated May 28, 2003 (filed herewith).